UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

KELLY SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 West Big Beaver Road, Troy, Michigan 48084
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(Address of principal executive offices) (Zip Code)

(248) 362-4444
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common	KELYA	NASDAQ Global Market
Class B Common	KELYB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2024, Kelly Services, Inc. (the “Company”) entered into an agreement with its lenders to amend and restate its existing $200 million, five-year revolving credit facility. The amendment (i) decreased the current borrowing capacity to $150 million, (ii) added the ability to increase the borrowing capacity to an aggregate of $300 million and (iii) changed certain of the terms and conditions, with a new maturity date of May 29, 2029. On May 29, 2024, the Company also entered into an Amended and Restated Pledge and Security Agreement under which the Company pledges certain assets as security for this credit facility.

On May 29, 2024, the Company and Kelly Receivables Funding, LLC, a wholly owned bankruptcy remote special purpose subsidiary of the Company, amended the Receivables Purchase Agreement related to the $150 million securitization facility. The amendment (i) increased the current borrowing capacity to $250 million, (ii) added the ability to increase the borrowing capacity to an aggregate of $350 million and (iii) changed certain of the terms and conditions, with a new maturity date of May 28, 2027.

On May 30, 2024, in connection with the acquisition of Motion Recruitment Partners, LLC, as described in Item 2.01 below, the Company borrowed $203.0 million under the securitization facility and $87.0 million on the revolving credit facility. As of the close of business on May 31, 2024, $263.0 million of borrowings were outstanding under our securitization and revolver facilities. Following these draw downs, the remaining available capacity, net of outstanding borrowings and letters of credit, is $0.9 million on the securitization facility and $87.0 million on the revolving credit facility.

The foregoing description of the amendments to the Company's revolving credit facility, pledge and security agreement and receivables purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such amended agreements, copies of which are filed as Exhibit 10.6, 10.14 and 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on May 2, 2024, the Company, MRP Merger Sub, Inc. (“Merger Sub”), a newly-formed, wholly-owned subsidiary of the Company, MRP Topco Inc. (“Topco”), the indirect parent company of Motion Recruitment Partners, LLC (“Motion”), and Littlejohn Fund V, L.P. (“Littlejohn”), in its capacity as the securityholders’ representative, entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby the Company agreed to indirectly acquire 100% of the equity interests in Motion by way of a merger of Merger Sub with and into Topco, with Topco surviving the merger (the “Merger”). Motion is parent company to a group of leading global talent solution providers, including Motion Consulting Group, Motion Telco, Tech in Motion, TG Federal, and Sevenstep®. Littlejohn is the majority owner of Topco. Littlejohn & Co., LLC is a Greenwich, Connecticut-based investment firm focused on private equity and debt investments.

On May 31, 2024, the Company completed the transaction and acquired all of the outstanding equity interests of Motion in accordance with the terms of the Merger Agreement for $425.0 million, subject to customary adjustments for cash, indebtedness, working capital and transaction expenses. The acquisition was funded with cash on hand and available credit facilities. Further cash consideration of up to $60 million may be due in the second quarter of 2025 if certain conditions are satisfied during an earn-out period ending on March 31, 2025. The earn-out payment is based on a multiple of gross profit in excess of an agreed-upon amount during the earn-out period. The Merger Agreement contains representations and warranties and covenants customary for a transaction of this nature.

The transaction will significantly build upon the Company’s market-leading solutions portfolio, which includes Kelly Science, Engineering & Technology (SET); KellyOCG; Kelly Professional & Industrial; and Kelly Education.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release announcing the closing of the acquisition of Motion. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated in this Item 7.01, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.

The financial statements required in accordance with Item 9.01(a) of Form 8-K will be filed by amendment within the period permitted in accordance with Item 9.01(a)(3) of Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required in accordance with Item 9.01(b) of Form 8-K will be filed by amendment within the period permitted in accordance with Item 9.01(b)(2) of Form 8-K.

(d) Exhibits

Exhibit No.	Description
10.6	Third Amendment to the Third Amended and Restated Credit Agreement, dated May 29, 2024.
10.14	Amendment to Amended and Restated Pledge and Security Agreement, dated May 29, 2024.
10.15	First Amended and Restated Receivables Purchase Agreement Amendment No. 4, dated May 29, 2024.
99.1	Press Release dated June 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 3, 2024

/s/ Olivier G. Thirot Olivier G. Thirot Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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